UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2009

PhotoMedex, Inc.
(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-11635 (Commission File Number)	59-2058100 (I.R.S. Employer Identification No.)

147 Keystone Drive, Montgomeryville, Pennsylvania	18936
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   215-619-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 15, 2009, PhotoMedex, Inc. (“PhotoMedex”) received written notification (the “Notice”) from The Nasdaq Stock Market (“Nasdaq”) that the bid price of its common stock for the last 30 consecutive trading days had closed below the minimum $1.00 per share (the “Minimum Price Requirement”) required for continued listing under Nasdaq Marketplace Rule 4450(a)(5) (the “Rule”). Pursuant to Nasdaq Marketplace Rule 4450(e)(2), PhotoMedex has been provided with an initial period of 180 calendar days, or until March 14, 2010, to regain compliance. The Notice states the Nasdaq staff (the “Staff”) will provide written notification that PhotoMedex has achieved compliance with the Rule if at any time before March 14, 2010, the bid price of PhotoMedex’s common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, although the Notice also states that the Staff has the discretion to require compliance for a period in excess of 10 consecutive business days, but generally no more than 20 consecutive business days, under certain circumstances.

If PhotoMedex does not regain compliance with the Rule by March 14, 2010, Nasdaq will provide notice to PhotoMedex that its securities will be delisted from the Nasdaq Global Market. If PhotoMedex receives such a letter, it will have an opportunity to appeal the determination to the Nasdaq Listing Qualification Panel (the “Panel”) or to apply to transfer its common stock to the Nasdaq Capital Market. If PhotoMedex’s application to the Nasdaq Capital Market is approved, then PhotoMedex will have an additional 180 day compliance period in order to regain compliance with the Rule. If PhotoMedex does not regain compliance with the Rule by the end of the additional compliance period, the Staff will again provide written notice that PhotoMedex’s securities will be delisted, and PhotoMedex may appeal the Staff’s determination to the Panel at such time.

On September 18, 2009, PhotoMedex issued a press release concerning this requirement by Nasdaq.  A copy of the press release is filed herewith as Exhibit 99.1.

Item 8.01.    Other Events.

On September 17, 2009, PhotoMedex issued a press release announcing that it received an exception to Nasdaq’s stockholder approval requirements in accordance with Nasdaq Listing Rule 5635 for the first tranche of a private placement of PhotoMedex’s common stock.  A copy of the press release is filed herewith as Exhibit 99.2.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description

	99.1	Press Release by PhotoMedex, dated September 18, 2009.

	99.2	Press Release by PhotoMedex, dated September 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.

Date:	September 18, 2009	By:	/s/ Dennis M. McGrath
Dennis M. McGrath
President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release by PhotoMedex, dated September 18, 2009.

99.2	Press Release by PhotoMedex, dated September 17, 2009